                                                                    EXHIBIT 4(c)

COMMON                                                                COMMON
STOCK                                                                  STOCK

NUMBER
FE000000                                                                SHARES

INCORPORATED                                                   THIS CERTIFICATE
UNDER THE LAWS OF             FIRST ENERGY CORP.               IS TRANSFERABLE
THE STATE OF OHIO                                      EITHER IN NEW YORK, N.Y.,
                                                                 OR AKRON, OHIO.

THIS CERTIFIES THAT                                         CUSIP 337932 10 7




IS THE OWNER OF                             SEE REVERSE FOR CERTAIN DEFINITIONS

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITH A PAR VALUE OF
                            TEN CENTS ($.10) EACH OF

FirstEnergy Corp.(hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation, as amended, of the Corporation, to all of which the holder, by the acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
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
COUNTERSIGNED AND REGISTERED:                                 COUNTERSIGNED AND REGISTERED:
          THE BANK OF NEW YORK  /s/  ??                       FIRSTENERGY SECURITIES TRANSFER COMPANY
            CO-TRANSFER AGENT   CHAIRMAN OF THE BOARD AND                              TRANSFER AGENT
                    AND REGISTRAR   CHIEF EXECUTIVE OFFICER   BY                        AND REGISTRAR

                               /s/  ??
          AUTHORIZED SIGNATURE                    TREASURER                      AUTHORIZED SIGNATURE
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                               FIRST ENERGY CORP.

          FirstEnergy Corp. will mail to any shareholder without charge, within five days after receipt of written request therefor, addressed to the Secretary of the Corporation, 76 South Main Street, Akron, Ohio 44308, a copy of the express items of the shares represented by this certificate and of other classes and series of shares which the Corporation is authorized to issue.

                                 -------------

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
   TEN COM - as tenants in common          UNIF GIFT OR TFR MIN ACT -_______Custodian_______
   TEN ENT - as tenants by the entireties                             (Cust)         (Minor)
   JT TEN  - as joint tenants with right                             under Uniform Gifts or Transfers to Minors
             of survivorship and not as                               Act______________________
             tenants in common                                                (State)
   TOD     - Transfer On Death

                     Additional abbreviations may also be used though not in the above list.


    For value received, ___________ hereby sell, assign and transfer unto
_________________________________________________________________________________
                               |
TAXPAYER IDENTIFICATION NUMBER | PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE
_______________________________|_________________________________________________

_________________________________________________________________________________
                                                                         |SHARES|
_________________________________________________________________________|      |
                                                                         |      |
_________________________________________________________________________________


_________________________________________________________________________________
                               |
TAXPAYER IDENTIFICATION NUMBER | PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE
_______________________________|_________________________________________________

_______________________________________________________________________________
                                                                        |SHARES|
________________________________________________________________________|      |
                                                                        |      |
_______________________________________________________________________________
Of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_____________________________________ Attorney, to transfer the said stock on the books of the within-named Corporation with full power of substitution in the promises.

DATED_______ 19_____          SIGN HERE:______________________________________

           IMPORTANT                    ______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
ACCEPTABLE TO FIRSTENERGY CORP., SUCH        MEDALLION SIGNATURE(S) GUARANTEE:
AS A COMMERCIAL BANK, BROKER OR SAV-
INGS & LOAN. A NOTARY SEAL IS NOT
ACCEPTABLE.

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